EXHIBIT A
                                     MEMBERS



==================================================================================
                  NAME,                          MEMBERSHIP            SHARING
                 ADDRESS                        INTERESTS AS         RATIO AS OF
                AND T.I.N.                    OF AUGUST __, 1997   AUGUST __, 1997
----------------------------------------------------------------------------------
Initial Member ...........................       1,439,171            21.492%
Jeffrey Tauber
211 Gates Avenue
Montclair, New Jersey 07042
T.I.N. ###-##-####
----------------------------------------------------------------------------------
Initial Member ...........................       1,439,172            21.492%
Jane S. Tauber
211 Gates Avenue
Montclair, New Jersey 07042
T.I.N. ###-##-####
----------------------------------------------------------------------------------
The Jeffrey S. Tauber Grantor
 Retained Annuity Trust ..................         874,746            13.063%
c/o Jeffrey Tauber, Trustee
211 Gates Avenue
Montclair, New Jersey 07042
T.I.N. ###-##-####
----------------------------------------------------------------------------------
The Jane S. Tauber Grantor
 Retained Annuity Trust ..................         874,746            13.063%
c/o Jane S. Tauber, Trustee
211 Gates Avenue
Montclair, New Jersey 07042
T.I.N. ###-##-####
----------------------------------------------------------------------------------
Initial Member ...........................         166,048             2.476%
Donald J. Weiss
50 Hartshorn Drive
Short Hills, New Jersey 07078
T.I.N. ###-##-####
----------------------------------------------------------------------------------
Initial Member ...........................         133,952             2.00%
The Donald J. Weiss 1997 Grantor
 Retained Annuity Trust
c/o Donald J. Weiss
50 Hartshorn Drive
Short Hills, New Jersey 07078
----------------------------------------------------------------------------------
Initial Member ...........................         100,000             1.480%
Genesis Direct, Inc.
1 Bridge Plaza
Fort Lee, New Jersey 07024
Attention: Warren Struhl
T.I.N. 22-3378338
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                                       A-1

================================================================================
             NAME,                     MEMBERSHIP          SHARING
            ADDRESS                   INTERESTS AS       RATIO AS OF
           AND T.I.N.              OF AUGUST , 1997     AUGUST , 1997
--------------------------------------------------------------------------------
GE Group Member  ...............         889,143            13.278%
Trustees of General Electric
 Pension Trust
3003 Summer Street
Stamford, Connecticut 06904-7900
Attention: David Wiederecht and
 Steve Levanti
--------------------------------------------------------------------------------
GE Group Member  ...............          83,392             1.245%
Porridge Partners II
c/o Dawson-Samberg
354 Pequot Avenue
Southport, Connecticut 06490
T.I.N. 06-1391106
--------------------------------------------------------------------------------
GE Group Member  ...............          69,575             1.039%
Leonard J. Fassler
700 Canal Street
Stamford, Connecticut 06902
T.I.N. ###-##-####
--------------------------------------------------------------------------------
GE Group Member  ...............          69,575             1.039%
Gerald A. Poch
700 Canal Street
Stamford, Connecticut 06902
T.I.N. ###-##-####
--------------------------------------------------------------------------------
Big Wave, NV                             279,037             4.167%
c/o Hecht and Company
111 West 40th Street
New York, NY ___
T.I.N.        ..................
--------------------------------------------------------------------------------
Cairnton Partnership                     279,037             4.167%
54 Park Street
Sydney
2,000, New South Wales
Australia
T.I.N. ______
--------------------------------------------------------------------------------
     Total                             6,697,594               100%
================================================================================
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                                       A-2